Exhibit 99.1


NEWS RELEASE DATED 01-15-2002



                                                     For Additional Information,
                                                     Contact Robert O. Bratton,
                                                     Chief Financial Officer
                                                     (704) 688-4473
                                                             or
                                                     Jan H. Hollar,
                                                     Director of Finance
                                                     (704) 688-4467


FOR IMMEDIATE RELEASE
January 15, 2002

                             FIRST CHARTER ANNOUNCES
                        2001 AND FOURTH QUARTER EARNINGS

Charlotte, North Carolina - First Charter Corporation (NASDAQ: FCTR) reported today year ended December 31, 2001 net income of $35.3 million, or $1.12 per diluted share, compared to net income of $24.8 million, or $0.79 per diluted share during the year ended December 31, 2000. The results for the year ended December 31, 2000 include restructuring charges and merger-related expenses of $16.3 million pre-tax ($12.3 million, or $0.39 per diluted share after-tax) associated with the Carolina First BancShares, Inc. acquisition. Net income for the fourth quarter 2001 was $8.2 million, or $0.26 per diluted share, compared to $9.1 million, or $0.29 per diluted share in the fourth quarter 2000.

"Despite the economic upheavals of 2001, our employees continued to deliver the exceptional service quality that is the cornerstone of our competitive advantage," commented President and Chief Executive Officer Lawrence M. Kimbrough. "Throughout the fourth quarter, we continued the prudent management of our balance sheet in the face of a weakening economy. I am pleased with our steady growth in the fundamental areas of core deposits, consumer loans and non-interest income."

Net Interest Income

Net interest income for the fourth quarter of 2001 decreased to $26.8 million compared to $27.1 million for the same period in 2000. Net interest income for the year ended December 31, 2001 decreased to $105.8 million as compared to $107.8 million for the same period in 2000. The decrease for the year and quarter ended December 31, 2001 was the result of reduced loan demand due to the slowing economy as well as the year long decline in interest rates totaling 475 basis points. The net interest margin has decreased to 3.62% in the fourth quarter of 2001, from 3.68% for the quarter ended September 30, 2001 and 4.17% for the quarter ended December 31, 2000.

Noninterest Income

Noninterest income for the fourth quarter of 2001 increased 44% to $11.2 million compared to $7.8 million for the same period in 2000. Noninterest income for the year ended December 31, 2001 increased 26% to $38.8 million compared to $30.7 million for the same period in 2000. The increases in noninterest income were primarily driven by the active management of our securities portfolio, service charge income on deposit accounts, mortgage loan fees, trading gains, brokerage revenues and the continued growth of First Charter Insurance Services. Premiums earned on written covered call options on fixed income securities comprises the majority of our trading gains.

Noninterest Expense

Noninterest expense for the fourth quarter of 2001 totaled $24.8 million compared to $19.5 million for the same period in 2000. Noninterest expense for the year ended December 31, 2001 totaled $87.6 million, compared to $92.7 million for the same period in 2000. The year to date decrease was attributable to the restructuring charges and merger-related expenses of $16.3 million during the quarter ended June 30, 2000, associated with the Carolina First BancShares, Inc. acquisition. The major factors affecting noninterest expense for the fourth quarter and the year 2001 were the increase in occupancy and equipment associated with the move into the First Charter Center, expenses related to the implementation of a new computer operating system and the full year impact of four financial centers acquired late in the fourth quarter of 2000.

Balance Sheet

Total assets at December 31, 2001 amounted to $3.33 billion as compared to $2.93 billion at December 31, 2000. Net loans at December 31, 2001 amounted to $1.93 billion, compared to $2.13 billion at December 31, 2000. This decrease from the prior year was due primarily to the securitization of $167.0 million of residential mortgage loans which occurred in February 2001 and are now classified as mortgage backed securities in our securities available for sale portfolio.

The securities available for sale portfolio increased to $1.08 billion at December 31, 2001, compared to $441.0 million at December 31, 2000. The increase in securities available for sale reflects the purchase of additional securities, as well as the mortgage loan securitization.

Total deposits at December 31, 2001 amounted to $2.16 billion, compared to $2.00 billion at December 31, 2000. Shareholders' equity at December 31, 2001 was $309.3 million, which represented a book value per share of $10.06 and an equity-to-asset ratio of 9.28%. Based on the $16.91 closing price of First Charter Corporation common stock at December 31, 2001, the Corporation had a market capitalization of $519.9 million.

Asset Quality

The provision for loan losses for the three months ended December 31, 2001 amounted to $1.2 million, compared to $2.1 million for the same period in 2000. The provision for loan losses for the year ended December 31, 2001 amounted to $4.5 million, compared to $7.6 million for the same period in 2000. The decreases in the provision for the three months and year ended December 31, 2001 as compared to the same periods in 2000 were due to lower loan volume during 2001, the effect of which was partially offset by higher net charge-offs. During the third and fourth quarters of 2000, the Company had higher provisions for loan losses due to increases in nonaccrual loans. As adjusted to remove the effects of the February 2001 loan securitization and the sale of $45.3 million in lower-yielding loans in May 2000, gross loans increased $9.7 million during the year ended December 31, 2001 as compared to an increase of $234.9 million during the year ended December 31, 2000.

Nonaccrual loans have decreased to $23.8 million from $26.5 million at September 30, 2001. The decrease is primarily attributable to the transfer of one large commercial relationship from nonaccrual status to other real estate as such loan was foreclosed on during the fourth quarter of 2001 as well as one commercial relationship which was repaid. During the fourth quarter of 2001, other real estate increased to $8.0 million from $3.1 million at September 30, 2001 due to the large commercial relationship noted above. Total nonperforming assets and loans 90 days or more past due and still accruing at December 31, 2001 increased to $32.0 million as compared to $30.0 million at December 31, 2000. As a percentage of total assets, nonperforming assets have decreased to 0.96% at December 31, 2001 compared to 1.01% at December 31, 2000.

Year to date net loan charge-offs as a percentage of average gross loans increased to 0.33% as compared to 0.20% for the year ended December 31, 2000. The year to date increase in net loan charge-offs was attributable to $2.5 million of charge-offs associated with two large commercial relationships which were written down during the fourth quarter of 2001. At December 31, 2001 the allowance for loan losses as a percentage of gross loans was equal to the December 31, 2000 level of 1.32% and decreased from the September 30, 2001 level of 1.42%. The decrease in this ratio during the fourth quarter was attributable to the aforementioned charge-offs which were previously provided for in the allowance for loan losses. During the first quarter of 2001, this ratio was also affected by the mortgage loan securitization which reduced loan balances and resulted in the removal of the allowance for loan losses associated with these loans. Management continues to monitor the adequacy of the allowance for loan losses and considers the allowance to be adequate as of December 31, 2001.

Share Repurchase Program

On April 27, 2001, First Charter Corporation announced the authorization to repurchase up to 1 million shares of its common stock. As of December 31, 2001, First Charter repurchased and retired all shares authorized.

Conference Call

First Charter executive management will be available via telephone conference to discuss the contents of this press release as well as to present growth and earnings estimates for the first quarter of 2002 on Wednesday, January 16, 2002 at 1:00 p.m. The following table outlines access information for the conference call and audio replay:

                                     US/Canada Participants                International Participants
---------------------------------------------------------------------------------------------------------
Live Conference Call                     877-560-4952                             706-679-7347
                                         ID # 2460356                             ID # 2460356
---------------------------------------------------------------------------------------------------------
Internet Live and Replay              www.FirstCharter.com                    www.FirstCharter.com
                               "Shareholder Information" section       "Shareholder Information" section
---------------------------------------------------------------------------------------------------------
Audio Replay                             800-642-1687                             706-645-9291
                                         ID # 2460356                             ID # 2460356

Corporate Profile

First Charter Corporation is a regional financial services company with assets of $3.33 billion and is the holding company for First Charter Bank. First Charter operates 52 financial centers, five insurance offices and 99 ATMs located in 17 counties throughout the western half of North Carolina. First Charter provides businesses and individuals with a broad range of financial services, including banking, financial planning, funds management, investments, insurance, mortgages and a full array of employee benefit programs. Additional information about First Charter can be found by visiting www.FirstCharter.com or by calling 800-601-8471. Common stock for First Charter is traded under the symbol "FCTR" on The NASDAQ National Market.

Forward Looking Statements

This news release contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) projected business increases in connection with the implementation of our business plan are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the company does business, are less favorable than expected;
(5) changes in the interest rate environment reduce interest margins and affect funding sources; (6) changes in market rates and prices may adversely affect the value of financial products; (7) legislation or regulatory requirements or changes adversely affect the businesses in which the company is engaged; and (8) decisions to change the business mix of the company. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The company undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof.

                  (Selected financial information is attached)

First Charter Corporation and Subsidiaries                        (NASDAQ: FCTR)
Quarterly Earnings Release

                                                            For the Three Months Ended       Increase (Decrease)
                                                            -----------------------------------------------------
(Dollars in thousands, except per share data)               12/31/2001      12/31/2000       Amount    Percentage
-----------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
   Interest income - taxable equivalent                     $   51,628      $   56,995      $ (5,367)     (9.4)%
   Interest expense                                             24,352          29,451        (5,099)    (17.3)
                                                            -----------------------------------------------------
   Net interest income - taxable equivalent                     27,276          27,544          (268)     (1.0)
   Less:  Taxable equivalent adjustment                            462             471            (9)     (1.9)
                                                            -----------------------------------------------------
      Net interest income                                       26,814          27,073          (259)     (1.0)
   Provision for loan losses                                     1,200           2,075          (875)    (42.2)
                                                            -----------------------------------------------------
      Net interest income after provision for loan losses       25,614          24,998           616       2.5
   Noninterest income                                           11,183           7,791         3,392      43.5
   Noninterest expense                                          24,766          19,469         5,297      27.2
                                                            -----------------------------------------------------
   Income before income taxes                                   12,031          13,320        (1,289)      9.7
   Income taxes                                                  3,881           4,223          (342)     (8.1)
                                                            -----------------------------------------------------
      Net income                                            $    8,150      $    9,097      $   (947)     10.4 %
                                                            -----------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE DATA
   Basic                                                    $     0.26      $     0.29      $  (0.03)    (10.3)%
   Diluted                                                        0.26            0.29         (0.03)    (10.3)
   Weighted average shares - basic                          31,197,190      31,588,105
   Weighted average shares - diluted                        31,364,373      31,688,490
   Dividends paid on common shares                          $     0.18      $     0.18      $      -         - %
-----------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS
   Return on average assets                                       1.00 %          1.28 %
   Return on average equity                                       9.88           11.87
   Efficiency - taxable equivalent (*)                           66.16           53.16
-----------------------------------------------------------------------------------------------------------------

                                                            For the Three Months Ended
                                                            --------------------------
SCHEDULE OF OTHER ITEMS INCLUDED IN EARNINGS                12/31/2001      12/31/2000
                                                            --------------------------
   Noninterest income
      Fixed income portfolio restructuring losses                    -          (1,059)
      Equity investment write down                                   -            (231)
      Equity method income (loss)                                 (524)             28
      Gain on sale of properties                                   287           2,261
   Noninterest expense
      Charitable trust                                               -          (1,000)
      Amortization of intangibles                                 (466)           (515)
                                                            --------------------------
   Total other items                                        $     (703)     $     (516)
                                                            --------------------------
   Other items, net of tax                                  $     (479)     $     (352)
                                                            --------------------------

---------------------------------------------------------------------------------------------------------------------

Notes:Applicable ratios are annualized.
      * - Noninterest expense divided by the sum of taxable equivalent net interest income plus noninterest income less gain on sale of securities.

First Charter Corporation and Subsidiaries                        (NASDAQ: FCTR)
Quarterly Earnings Release

                                                               For the Year Ended            Increase (Decrease)
                                                            -----------------------------------------------------
(Dollars in thousands, except per share data)               12/31/2001      12/31/2000       Amount    Percentage
-----------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
   Interest income - taxable equivalent                     $  217,180      $  218,021      $   (841)     (0.4)%
   Interest expense                                            109,912         108,314         1,598       1.5
                                                            -----------------------------------------------------
   Net interest income - taxable equivalent                    107,268         109,707        (2,439)     (2.2)
   Less:  Taxable equivalent adjustment                          1,904           1,878            26       1.4
                                                            -----------------------------------------------------
      Net interest income                                      105,364         107,829        (2,465)     (2.3)
   Provision for loan losses                                     4,465           7,615        (3,150)    (41.4)
                                                            -----------------------------------------------------
      Net interest income after provision for loan losses      100,899         100,214           685       0.7
   Noninterest income                                           38,773          30,666         8,107      26.4
   Noninterest expense                                          87,579          92,727        (5,148)     (5.6)
                                                            -----------------------------------------------------
   Income before income taxes                                   52,093          38,153        13,940      36.5
   Income taxes                                                 16,768          13,312         3,456      26.0
                                                            -----------------------------------------------------
      Net income                                            $   35,325      $   24,841      $ 10,484      42.2 %
                                                            -----------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE DATA
   Basic                                                    $     1.12      $     0.79      $   0.33      41.8 %
   Diluted                                                        1.12            0.79          0.33      41.8
   Weighted average shares - basic                          31,480,109      31,435,342
   Weighted average shares - diluted                        31,660,985      31,580,328
   Dividends paid on common shares                          $     0.72      $     0.70      $   0.02       2.9 %
-----------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS
   Return on average assets                                       1.14 %          0.90 %
   Return on average equity                                      11.03            8.29
   Efficiency - taxable equivalent (*)                           60.97           64.09
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                               For the Year Ended
                                                            --------------------------
SCHEDULE OF OTHER ITEMS INCLUDED IN EARNINGS                12/31/2001      12/31/2000
                                                            --------------------------
   Noninterest income
      Loss on sale of loans                                 $        -      $      (99)
      Fixed income portfolio restructuring losses                    -          (3,913)
      Equity investment write down                                (144)         (1,601)
      Equity method income (loss)                                 (442)          4,580
      Gain on sale of properties                                   416           2,788
   Noninterest expense
      Charitable trust                                               -          (1,000)
      Restructuring charges and merger-related expenses              -         (16,250)
      Amortization of intangibles                               (1,875)         (1,196)
                                                            --------------------------
   Total other items                                            (2,045)        (16,691)
                                                            --------------------------
   Other items, net of tax                                      (1,391)        (12,587)
                                                            --------------------------

-----------------------------------------------------------------------------------------------------------------

Notes:Applicable ratios are annualized.
      * - Noninterest expense divided by the sum of taxable equivalent net interest income plus noninterest income less gain on sale of securities.

First Charter Corporation and Subsidiaries                        (NASDAQ: FCTR)
Quarterly Earnings Release

                                                        As of / For the Year Ended           Increase (Decrease)
                                                      -----------------------------------------------------------
(Dollars in thousands, except per share data)          12/31/2001        12/31/2000         Amount     Percentage
-----------------------------------------------------------------------------------------------------------------
BALANCE SHEET
  ASSETS:
  Cash and due from banks                             $   134,084       $    71,196       $  62,888          88.3 %
  Federal funds sold                                        1,161             1,015             146          14.4
  Interest earning bank deposits                            6,220           122,461        (116,241)        (94.9)
  Securities available for sale                         1,077,365           441,031         636,334         144.3
  Loans
    Commercial                                          1,099,353         1,126,569         (27,216)         (2.4)
    Real estate                                           500,943           743,010        (242,067)        (32.6)
    Home equity                                           228,169           179,028          49,141          27.4
    Installment                                           126,621           109,015          17,606          16.2
                                                      -----------------------------------------------------------
      Total loans                                       1,955,086         2,157,622        (202,536)         (9.4)
    Less: Unearned income                                    (191)             (215)             24         (11.2)
          Allowance for loan losses                       (25,843)          (28,447)          2,604          (9.2)
                                                      -----------------------------------------------------------
    Loans, net                                          1,929,052         2,128,960        (199,908)         (9.4)
                                                      -----------------------------------------------------------
  Other assets                                            184,855           167,536          17,319          10.3
                                                      -----------------------------------------------------------
    Total assets                                      $ 3,332,737       $ 2,932,199       $ 400,538          13.7 %
                                                      ===========================================================

 LIABILITIES AND SHAREHOLDERS' EQUITY:
 Deposits
   Noninterest-bearing deposits                       $   276,699       $   242,983       $  33,716          13.9 %
   Interest checking and savings                          378,341           377,057           1,284           0.3
   Money market deposits                                  286,653           244,343          42,310          17.3
   Time deposits                                        1,221,252         1,133,851          87,401           7.7
                                                      -----------------------------------------------------------
     Total deposits                                     2,162,945         1,998,234         164,711           8.2
 Other borrowings                                         808,512           570,024         238,488          41.8
 Other liabilities                                         51,939            54,654          (2,715)         (5.0)
                                                      -----------------------------------------------------------
   Total liabilities                                    3,023,396         2,622,912         400,484          15.3
                                                      -----------------------------------------------------------
   Total shareholders' equity                             309,341           309,287              54           0.0
                                                      -----------------------------------------------------------
   Total liabilities and shareholders' equity         $ 3,332,737       $ 2,932,199       $ 400,538          13.7 %
                                                      ===========================================================
-----------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
  Loans                                               $ 1,990,406       $ 2,074,971       $ (84,565)         (4.1)%
  Securities                                              877,376           495,612         381,764          77.0
  Interest earning assets                               2,881,295         2,576,853         304,442          11.8
  Assets                                                3,104,952         2,763,920         341,032          12.3
  Deposits                                              2,085,669         1,877,426         208,243          11.1
  Interest bearing liabilities                          2,486,616         2,190,767         295,849          13.5
  Shareholders' equity                                    320,215           299,745          20,470           6.8
-----------------------------------------------------------------------------------------------------------------

                                                             As of / For the Quarter Ended
                                     ----------------------------------------------------------------------------
                                      12/31/2001      9/30/2001         6/30/2001        3/31/2001    12/31/2000
                                     ----------------------------------------------------------------------------
MISCELLANEOUS INFORMATION
  Common stock prices (daily close)
    High                             $    18.4900    $    18.4500      $    18.7500    $    16.0000  $    15.7500
    Low                                   15.8500         15.4600           15.1250         13.4380       13.0000
    End of period                         16.9100         16.3500           18.7500         15.5625       14.8750
  Book Value                                10.06           10.49             10.22           10.06          9.79
  Market Capitalization               519,856,216     510,503,408       594,775,763     493,491,824   470,068,787
  Weighted average shares - basic      31,197,190      31,314,550        31,719,241      31,696,764    31,588,105
  Weighted average shares - diluted    31,364,373      31,545,721        31,906,705      31,833,564    31,688,490
  End of period shares outstanding     30,742,532      31,223,450        31,721,374      31,710,318    31,601,263
-----------------------------------------------------------------------------------------------------------------

First Charter Corporation and Subsidiaries                        NASDAQ: (FCTR)
Quarterly Earnings Release

                                                                              As of / For the Quarter Ended
                                                             ---------------------------------------------------------------
(Dollars in thousands, except per share data)                12/31/2001    9/30/2001    6/30/2001    3/31/2001    12/31/2000
----------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
  Interest income - taxable equivalent
  Interest and fees on loans                                 $   35,735    $  39,155    $  40,609    $  43,931    $   48,622
  Interest on securities                                         15,765       15,898       15,165       10,449         8,260
  Other interest income                                             129           62           96          187           114
                                                             ---------------------------------------------------------------
      Total interest income - taxable equivalent                 51,628       55,115       55,870       54,567        56,995
                                                             ---------------------------------------------------------------
  Interest expense
  Interest on deposits                                           16,781       19,704       20,638       21,129        21,537
  Other interest expense                                          7,571        8,122        8,405        7,562         7,914
                                                             ---------------------------------------------------------------
      Total interest expense                                     24,352       27,826       29,043       28,691        29,451
                                                             ---------------------------------------------------------------
  Net interest income - taxable equivalent                       27,276       27,289       26,827       25,876        27,544
  Less:  Taxable equivalent adjustment                              462          466          479          497           471
                                                             ---------------------------------------------------------------
      Net interest income                                        26,814       26,823       26,348       25,379        27,073
  Provision for loan losses                                       1,200        1,325        1,190          750         2,075
                                                             ---------------------------------------------------------------
      Net interest income after provision for loan losses        25,614       25,498       25,158       24,629        24,998
                                                             ---------------------------------------------------------------
  Noninterest income
  Service charges on deposit accounts                             4,082        3,465        3,383        2,918         2,835
  Financial management income                                       339          569          640          775           609
  Gain (loss) on sale of securities                               1,026          824          282          267        (1,290)
  Income (loss) from equity method investees                       (524)          73         (102)         111            28
  Mortgage loan fees                                                723          662          749          509           348
  Brokerage services income                                         356          476          520          394           421
  Insurance services income                                       1,866        1,959        1,865        1,991         1,613
  Trading gains (losses)                                          1,530          829          233            -             -
  Other noninterest income                                        1,785        1,499        1,244        1,455         3,227
                                                             ---------------------------------------------------------------
      Total noninterest income                                   11,183       10,356        8,814        8,420         7,791
                                                             ---------------------------------------------------------------
  Noninterest expense
  Salaries and employee benefits                                 12,501       11,206       10,659       10,353        10,361
  Occupancy and equipment                                         3,804        3,434        3,799        3,570         3,191
  Data processing                                                   795          806          759          596           287
  Marketing                                                         575          593          552          643         1,504
  Postage and supplies                                            1,155        1,340        1,136        1,189         1,033
  Professional services                                           2,531        1,614        1,418        1,164           940
  Telephone                                                         327          431          347          291           361
  Amortization of intangibles                                       466          472          447          490           515
  Other noninterest expense                                       2,612        1,996        1,761        1,747         1,277
                                                             ---------------------------------------------------------------
      Total noninterest expense                                  24,766       21,892       20,878       20,043        19,469
                                                             ---------------------------------------------------------------
  Income before taxes                                            12,031       13,962       13,094       13,006        13,320
  Income taxes                                                    3,881        4,502        4,223        4,162         4,223
                                                             ---------------------------------------------------------------
      Net income                                             $    8,150    $   9,460    $   8,871    $   8,844    $    9,097
                                                             ---------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE DATA
  Basic                                                      $     0.26    $    0.30    $    0.28    $    0.28    $     0.29
  Diluted                                                          0.26         0.30         0.28         0.28          0.29
  Dividends paid on common shares                                  0.18         0.18         0.18         0.18          0.18
----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS
  Return on average assets                                         1.00 %       1.18 %       1.15 %       1.24 %        1.28 %
  Return on average equity                                         9.88        11.72        11.12        11.46         11.87
  Efficiency - taxable equivalent (*)                             66.16        59.45        59.05        58.90         53.16
  Noninterest income as a percentage of total income              29.43        27.85        25.07        24.91         22.35
  Equity as a percentage of total assets                           9.28         9.78        10.33        10.35         10.55
  Average earning assets as a percentage of average assets        92.56        92.86        93.00        92.78         93.00
  Average loans as a percentage of average deposits               91.15        92.38        95.50       103.56        108.89
----------------------------------------------------------------------------------------------------------------------------

                                                                              As of / For the Quarter Ended
                                                             ---------------------------------------------------------------
SCHEDULE OF OTHER ITEMS INCLUDED IN EARNINGS                 12/31/2001    9/30/2001    6/30/2001    3/31/2001    12/31/2000
                                                             ---------------------------------------------------------------

  Noninterest income
    Fixed income portfolio restructuring losses                       -            -            -            -        (1,059)
    Equity investment write down                                      -            -            -         (144)         (231)
    Equity method income (loss)                                    (524)          73         (102)         111            28
    Gain on sale of properties                                      287          129            -            -         2,261
  Noninterest expense
    Charitable trust                                                  -            -            -            -        (1,000)
    Amortization of intangibles                                    (466)        (472)        (447)        (490)         (515)
                                                             ---------------------------------------------------------------
  Total other items                                          $     (703)   $    (270)   $    (549)   $    (523)   $     (516)
                                                             ---------------------------------------------------------------
  Other items, net of tax                                    $     (479)   $    (183)   $    (374)   $    (355)   $     (352)
                                                             ---------------------------------------------------------------
 ---------------------------------------------------------------------------------------------------------------------------

 Notes: Applicable ratios are annualized.
        * - Noninterest expense divided by the sum of taxable equivalent net interest income plus noninterest income less gain on sale of securities.

First Charter Corporation and Subsidiaries                        (NASDAQ: FCTR)
Quarterly Earnings Release

                                                                         As of / For the Quarter Ended
                                                     -------------------------------------------------------------------
(Dollars in thousands, except per share data)         12/31/2001    9/30/2001     6/30/2001     3/31/2001     12/31/2000
------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET
ASSETS:
Cash and due from banks                              $   134,084   $   79,288    $   75,696    $   67,770     $   71,196

Federal funds sold                                         1,161            -           902         1,233          1,015

Interest earning bank deposits                             6,220        3,194         4,439         6,298        122,461

Securities available for sale                          1,077,365    1,134,374       939,993       876,421        441,031
Loans
  Commercial                                           1,099,353    1,137,570     1,089,482     1,112,121      1,126,569
  Real estate                                            500,943      511,357       572,004       579,869        743,010
  Home equity                                            228,169      212,763       200,537       188,016        179,028
  Installment                                            126,621      125,707       107,864       106,760        109,015
                                                     -------------------------------------------------------------------
      Total loans                                      1,955,086    1,987,397     1,969,887     1,986,766      2,157,622
  Less: Unearned income                                     (191)        (227)         (222)         (281)          (215)
        Allowance for loan losses                        (25,843)     (28,221)      (28,049)      (28,049)       (28,447)
                                                     -------------------------------------------------------------------
  Loans, net                                           1,929,052    1,958,949     1,941,616     1,958,436      2,128,960
                                                     -------------------------------------------------------------------
Other assets
                                                         184,855      173,065       176,343       171,105        167,536
                                                     -------------------------------------------------------------------
  Total assets                                       $ 3,332,737   $3,348,870    $3,138,989    $3,081,263     $2,932,199
                                                     -------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY:
Deposits
  Noninterest-bearing deposits                       $   276,699   $  262,331    $  257,443    $  248,212     $  242,983
  Interest checking and savings                          378,341      370,120       369,995       369,718        377,057
  Money market deposits                                  286,653      274,697       262,903       251,547        244,343
  Time deposits                                        1,221,252    1,256,651     1,228,686     1,142,610      1,133,851
                                                     -------------------------------------------------------------------------
      Total deposits                                   2,162,945    2,163,799     2,119,027     2,012,087      1,998,234

Other borrowings                                         808,512      806,141       643,483       696,134        570,024

Other liabilities                                         51,939       51,357        52,375        54,063         54,654
                                                     -------------------------------------------------------------------------
  Total liabilities                                    3,023,396    3,021,297     2,814,885     2,762,284      2,622,912
                                                     -------------------------------------------------------------------------
  Total shareholders' equity                             309,341      327,573       324,104       318,979        309,287
                                                     -------------------------------------------------------------------------
  Total liabilities and shareholders' equity         $ 3,332,737   $3,348,870    $3,138,989    $3,081,263     $2,932,199
                                                     -------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
  Loans                                              $ 1,977,638   $1,973,373    $1,968,304    $2,043,217     $2,133,452
  Securities                                           1,001,763      977,176       904,758       620,522        484,098
  Interest earning assets                              3,005,225    2,957,440     2,881,629     2,676,436      2,628,331
  Assets                                               3,246,863    3,184,788     3,098,598     2,884,703      2,826,068
  Deposits                                             2,169,743    2,136,217     2,060,997     1,973,002      1,959,300
  Interest bearing liabilities                         2,605,572    2,565,744     2,484,604     2,286,163      2,233,820
  Shareholders' equity                                   327,410      320,242       319,968       313,081        304,770
-----------------------------------------------------------------------------------------------------------------------------

First Charter Corporation and Subsidiaries                        NASDAQ: (FCTR)
Quarterly Earnings Release

                                                                           As of / For the Quarter Ended
                                                        -------------------------------------------------------------------
(Dollars in thousands, except per share data)           12/31/2001     9/30/2001     6/30/2001     3/31/2001     12/31/2000
---------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY ANALYSIS
   Allowance for Loan Losses
      Beginning balance                                 $   28,221    $   28,049    $   28,049    $   28,447     $   27,861
      Provision for loan losses                              1,200         1,325         1,190           750          2,075
      Allowance related to loans securitized                     -             -             -          (417)             -
      Charge-offs                                           (3,719)       (1,372)       (1,365)         (950)        (1,643)
      Recoveries                                               141           219           175           219            154
                                                        -------------------------------------------------------------------
        Net charge-offs                                     (3,578)       (1,153)       (1,190)         (731)        (1,489)
                                                        -------------------------------------------------------------------
      Ending balance                                    $    25,843   $   28,221    $   28,049    $   28,049     $   28,447
                                                        -------------------------------------------------------------------
   Nonperforming Assets and Loans 90 days
      or more past due accruing interest
      Nonaccrual loans                                  $   23,824    $   26,502    $   28,605    $   28,384     $   26,587
      Other real estate                                      8,049         3,067         3,454         2,207          2,989
                                                        -------------------------------------------------------------------
        Total nonperforming assets                          31,873        29,569        32,059        30,591         29,576
                                                        -------------------------------------------------------------------
      Loans 90 days or more past due accruing
      interest                                                 152           114           199           154            430
                                                        -------------------------------------------------------------------
        Total                                           $   32,025    $   29,683    $   32,258    $   30,745     $   30,006
                                                        -------------------------------------------------------------------
   Asset Quality Ratios
      Nonaccrual loans as a percentage of
        total loans                                           1.22 %        1.33 %        1.45 %        1.43 %         1.23 %
      Nonperforming assets as a percentage of
        total assets                                          0.96          0.88          1.02          0.99           1.01
      Nonperforming assets as a percentage of
        total loans and other real estate                     1.62          1.49          1.62          1.54           1.37
      Net charge-offs as a percentage of
        average loans (annualized)                            0.72          0.23          0.24          0.15           0.28
      Allowance for loan losses as a
        Percentage of loans                                   1.32          1.42          1.42          1.41           1.32
      Ratio of allowance for loan losses to:
        Net charge-offs                                       1.82 x        6.17 x        5.88 x        9.46 x         4.80 x
        Nonaccrual loans                                      1.08          1.06          0.98          0.99           1.07
---------------------------------------------------------------------------------------------------------------------------

                                                                      As of / For the Year Ended        Increase (Decrease)
                                                                      -----------------------------------------------------
                                                                      12/31/2001      12/31/2000        Amount   Percentage
---------------------------------------------------------------------------------------------------------------------------
   Allowance for Loan Losses
      Beginning balance                                               $   28,447      $   25,002    $    3,445         13.8 %
      Provision for loan losses                                            4,465           7,615        (3,150)       (41.4)
      Allowance related to loans sold and securitized                       (417)           (113)         (304)       269.0
      Charge-offs                                                         (7,406)         (5,063)       (2,343)        46.3
      Recoveries                                                             754           1,006          (252)       (25.0)
                                                                      -----------------------------------------------------
        Net charge-offs                                                   (6,652)         (4,057)       (2,595)        64.0
                                                                      -----------------------------------------------------
      Ending balance                                                  $   25,843      $   28,447    $   (2,604)        (9.2)%
                                                                      -----------------------------------------------------
   Asset Quality Ratios
      Net charge-offs as a percentage of
        average loans                                                       0.33 %        0.20 %

      Ratio of allowance for loan losses to
        net charge-offs                                                     3.88 x        7.01 x
---------------------------------------------------------------------------------------------------------------------------

                                                                              For the Quarter Ended
                                                        -------------------------------------------------------------------
                                                        12/31/2001     9/30/2001     6/30/2001     3/31/2001     12/31/2000
---------------------------------------------------------------------------------------------------------------------------
ANNUALIZED INTEREST YIELDS / RATES (*)
   Interest income:
      Yield on loans                                          7.17 %        7.87 %        8.28 %        8.72 %         9.07 %
      Yield on securities                                     6.29          6.51          6.70          6.74           6.79
                                                        -------------------------------------------------------------------
      Yield on interest earning assets                        6.83          7.41          7.77          8.25           8.63
                                                        -------------------------------------------------------------------
   Interest expense:
      Cost of interest bearing deposits                       3.50          4.15          4.56          4.94           5.01
      Cost of borrowings                                      4.27          4.72          5.03          5.57           6.03
                                                        -------------------------------------------------------------------
      Cost of interest bearing liabilities                    3.71          4.30          4.69          5.09           5.24
                                                        -------------------------------------------------------------------
   Interest rate spread                                       3.12          3.11          3.08          3.16           3.39
                                                        -------------------------------------------------------------------
   Net yield on earning assets                                3.62 %        3.68 %        3.73 %        3.90 %         4.17 %
                                                        -------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

Notes: Applicable ratios are annualized.
       * - Fully taxable equivalent yields.